Exhibit 99.2

ASX Announcement

10 May 2022

Declaration of special dividends

The Directors of Coronado Global Resources Inc. (“Coronado”, the “Company” ASX: CRN), have declared an unfranked special dividend of US$0.05932343 per CDI and an unfranked special dividend of US$0.06000000 per CDI (collectively, the “Special Dividends”).

CDIs will be quoted ex dividend on 30 May 2022 AEST. The Special Dividends will have a record date of 31 May 2022 AEST and be payable on 21 June 2022 AEST.

The distribution of US$200 million by way of the Special Dividends will be funded from available cash and aligns with our distributions policy. Coronado expects to remain in a Net Cash position post distribution.

Coronado dividends are determined and declared in US Dollars. However Australian CDI holders will receive their distribution in Australian dollars unless they have nominated a US dollar bank account by 17:00 AEST, 31 May 2022 with Computershare, in which case they will receive the dividends in US dollars. Currency conversion will be based on the foreign currency exchange rates on the record date of Tuesday, 31 May 2022 AEST.

Shareholders can update their financial institution details with the registry by visiting: www.computershare.com.au/easyupdate/crn.

The distribution may attract US withholding tax at 30%. Australian resident shareholders may be able to claim a lower 15% withholding tax rate. Shareholders who wish to claim the lower treaty rate must have completed and submitted the appropriate W8 Form by 31 May 2022 AEST. The forms can be accessed electronically by visiting the website: www-au.computershare.com/Investor/Company, entering Coronado Global Resources Inc, selecting View all printable forms and scrolling to ‘All USA Tax Forms’. Coronado recommends CDI holders to consult with their respective tax adviser.

Under the indenture by and among Wilmington Trust National Association, as trustee (the “Trustee”), Coronado, its wholly owned subsidiary, Coronado Finance Pty Ltd (the “Issuer”), and the other guarantors named therein, governing the 10.750% Senior Secured Notes due 2026 (“Notes”) (the “Indenture”), the Special Dividends are a Restricted Payment (as defined in the Indenture) and the Issuer is obliged to offer to purchase for cash an aggregate principal amount of Notes equal to the amount of a portion of the Special Dividends as determined pursuant to the terms of the Indenture. Accordingly, Coronado notes that an offer to purchase dated 9 May 2022, New York City time, has been made by the Issuer (the “Offer”). An announcement was previously filed with the ASX regarding the Offer.

– Ends –

This announcement was authorised to be given to ASX by the Board of Coronado Global Resources Inc.

For further information please contact:

Investors Andrew Mooney P: +61 458 666 639 E: amooney@coronadoglobal.com	Media Helen McCombie Citadel Magnus P: +61 411 756 248 E: hmccombie@citadelmagnus.com

Coronado Global Resources Inc.	Level 33, Central Plaza One, 345 Queen Street
ARBN: 628 199 468	Brisbane QLD 4000

T: +61 7 3031 7777 | F: +61 7 3229 7402
www.coronadoglobal.com

Forward-Looking Statements
This release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, concerning our business, operations, financial performance and condition, the coal, steel and other industries, the impact of the COVID-19 pandemic and related governmental and economic responses thereto, as well as our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements may be identified by words such as “may,” “could,” “believes,” “estimates,” “expects,” “intends,” “plans,” “anticipate,” “forecast,” “outlook,” “target,” “likely,” “considers” and other similar words. Any forward-looking statements involve known and unknown risks, uncertainties, assumptions and other important factors that could cause actual results, performance, events or outcomes to differ materially from the results, performance, events or outcomes expressed or anticipated in these statements, many of which are beyond our control. Such forward-looking statements are based on an assessment of present economic and operating conditions on a number of best estimate assumptions regarding future events and actions. These factors are difficult to accurately predict and may be beyond our control. Factors that could affect our results, our announced plans, including our plan to issue dividends and distributions, or an investment in our securities include, but are not limited to: uncertainty in global economic conditions, including the extent, duration and impact of the Russian and Ukraine war, as well as risks related to government actions with respect to trade agreements, treaties or policies; severe financial hardship, bankruptcy, temporary or permanent shut downs or operational challenges, due to future public health crisis (such as COVID-19) or otherwise, of one or more of our major customers, including customers in the steel industry, key suppliers/contractors, which among other adverse effects, could lead to reduced demand for our coal, increased difficulty collecting receivables and customers and/or suppliers asserting force majeure or other reasons for not performing their contractual obligations to us; our ability to generate sufficient cash to service our indebtedness and other obligations; our indebtedness and ability to comply with the covenants and other undertakings under the agreements governing such indebtedness; our ability to collect payments from our customers depending on their creditworthiness, contractual performance or otherwise; the prices we receive for our coal; the demand for steel products, which impacts the demand for our metallurgical, or Met, coals; risks inherent to mining, including sales related and maintenance costs; the loss of, or significant reduction in, purchases by our largest customers; risks unique to international mining and trading operations, including tariffs and other barriers to trade; unfavorable economic and financial market conditions; our ability to continue acquiring and developing coal reserves that are economically recoverable; uncertainties in estimating our economically recoverable coal reserves; transportation for our coal becoming unavailable or uneconomic for our customers; the risk that we may be required to pay for unused capacity pursuant to the terms of our take-or-pay arrangements with rail and port operators; our ability to retain key personnel and attract qualified personnel; any failure to maintain satisfactory labor relations; our ability to obtain, renew or maintain permits and consents necessary for our operations; potential costs or liability under applicable environmental laws and regulations, including with respect to any exposure to hazardous substances caused by our operations, as well as any environmental contamination our properties may have or our operations may cause; extensive regulation of our mining operations and future regulations and developments; our ability to provide appropriate financial assurances for our obligations under applicable laws and regulations; assumptions underlying our asset retirement obligations for reclamation and mine closures; concerns about the environmental impacts of coal combustion, including perceived impacts on global climate issues, which could result in increased regulation of coal combustion in many jurisdictions and divestment efforts affecting the investment community; the extensive forms of taxation that our mining operations are subject to, and future tax regulations and developments; any cyber-attacks or other security breaches that disrupt our operations or result in the dissemination of proprietary or confidential information about us, our customers or other third parties; a decrease in the availability or increase in costs of key supplies, capital equipment or commodities, such as diesel fuel, steel, explosives and tires; the risk that we may not recover our investments in our mining, exploration and other assets, which may require us to recognize impairment charges related to those assets; risks related to divestitures and acquisitions; and the risk that diversity in interpretation and application of accounting principles in the mining industry may impact our reported financial results.

For additional factors affecting the business of the Issuer and the Company, refer to Part I – Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2021 and other filings filed with the Securities and Exchange Commission.

You are urged to carefully consider these risk factors.